UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2012

WINTRUST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9700 W. Higgins Road, Suite 800 Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 615-4096

727 North Bank Lane

Lake Forest, Illinois 60045

(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 18, 2012, Wintrust Financial Corporation, an Illinois corporation (“Wintrust”), issued a press release announcing the execution of an Agreement and Plan of Merger, dated as of September 18, 2012, by and among Wintrust, Wintrust BHC Merger Co., a Delaware corporation and a wholly owned subsidiary of Wintrust, and HPK Financial Corporation, a Delaware corporation (“HPK”), providing for the acquisition of HPK by Wintrust. HPK is the parent company of Hyde Park Bank & Trust Company, an Illinois state bank which operates two banking locations in the Hyde Park neighborhood of Chicago, Illinois. The closing of the transaction is conditioned upon the receipt of applicable regulatory approvals and other customary closing conditions. An additional condition to the consummation of the transaction is the repurchase or redemption on or before the closing date of all of HPK’s shares of preferred stock issued to the U.S. Department of Treasury in connection with its Capital Purchase (TARP) Program. The transaction is expected to close late in the fourth quarter of 2012 and is not expected to have a material effect on Wintrust’s 2012 earnings per share.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws relating to the proposed acquisition of HPK and integration of HPK with Wintrust, the combination of their businesses and projected revenue, as well as profitability and earnings outlook. Investors are cautioned that such statements are predictions and actual events or results may differ materially. Wintrust’s expected financial results or other plans are subject to a number of risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Wintrust’s Annual Report on Form 10-K for the most recently ended fiscal year and in Wintrust’s subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date made and Wintrust undertakes no duty to update the information.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. This communication is being made in respect of a proposed transaction involving Wintrust and HPK. In connection with the proposed transaction, Wintrust intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of Wintrust common stock issuable in the transaction. Before making any investment decision regarding the transaction, stockholders of HPK are urged to read all filings made by Wintrust in connection with the transaction, including the registration statement on Form S-4, carefully and in their entirety because they will contain important information. Investors may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov) and by accessing Wintrust’s website (www.wintrust.com) under the heading “Investor Relations” and then under the link “Documents”.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit

99.1	Press release dated September 18, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)

By:	/s/ Lisa J. Pattis
Lisa J. Pattis
Executive Vice President, General Counsel and Corporate Secretary

Date: September 19, 2012

INDEX TO EXHIBITS

Exhibit

99.1	Press release dated September 18, 2012.

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